SUPPLEMENT DATED FEBRUARY 11, 2019
TO

PROSPECTUS DATED MAY 1, 2008
FOR CORPORATE VUL

ISSUED BY DELAWARE LIFE INSURANCE COMPANY
DELAWARE LIFE VARIABLE ACCOUNT G

In December 2018, the Board of Trustees of Neuberger Berman Advisers Management Trust approved a Plan of Reorganization and Dissolution under which the Neuberger Berman Advisers Large Cap Value Portfolio will transfer all its assets to the Neuberger Berman Advisers Sustainable Equity Portfolio. The Neuberger Berman Advisers Sustainable Equity Portfolio will be added as an investment option under your Policy immediately prior to the reorganization.

The reorganization is expected to be held on or about April 30, 2019, and all the assets and liabilities of the Neuberger Berman Advisers Large Cap Value Portfolio will be transferred to the Neuberger Berman Advisers Sustainable Equity Portfolio and shareholders of the Neuberger Berman Advisers Large Cap Value Portfolio will receive shares of the Neuberger Berman Advisers Sustainable Equity Portfolio in exchange for their shares.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.